                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                  Date of report: August 6, 1997



                       US Airways Group, Inc.
                (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of Incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                      US Airways Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-5306
                 (Registrant's telephone number)



                         US Airways, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-7000
                 (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

     On July 30, 1997, Galileo International, Inc. ("Galileo") completed an initial public offering ("IPO") and used the proceeds, together with the proceeds of bank financing, to purchase Apollo Travel Services Partnership ("ATS"). USAM Corp. ("USAM"), a wholly-owned subsidiary of US Airways, Inc.
("US Airways"), owned approximately 21% of ATS.

     Immediately preceding the IPO, Galileo International Partnership ("GIP"), of which USAM owned an 11% interest, was merged with and into a wholly-owned limited liability company subsidiary of Galileo and USAM received shares in Galileo in the same proportion as its partnership interest in GIP. As part of the IPO, USAM sold some of its Galileo shares and its interest in Galileo was reduced from 11% to approximately 6.7%.

     USAM received proceeds of $62.2 million and recognized a pre-tax gain of approximately $48 million from the sell-down of its interest in Galileo and received proceeds of $162.0 million and recognized a pre-tax gain of approximately $130 million in connection with the ATS sale.

See also Item 7 below.

Item 7. Financial Statements and Exhibits

(b)	Pro Forma Financial Statements

The information required hereunder is provided in accordance with Article 11 of Regulation S-X.

USAM recognized pre-tax earnings from its investments in GIP and ATS of $13.3 million and $36.4 million for the first quarter of 1997 and all of 1996, respectively, recorded as part of "Equity in earnings of affiliates." USAM's investment in GIP and ATS was $74.6 million as of March 31, 1997, including goodwill of $9.1 million. USAM will apply the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities," for its remaining investment in Galileo, which will be classified as "available for sale."







              (this space intentionally left blank)

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                              US Airways Group, Inc.

Date: August 6, 1997        By:  /s/ James A. Hultquist
                                 ------------------------------
                                     James A. Hultquist
                                         Controller
                                  (Chief Accounting Officer)



                              US Airways, Inc.

Date: August 6, 1997        By:  /s/ James A. Hultquist
                                 ------------------------------
                                     James A. Hultquist
                                         Controller
                                  (Chief Accounting Officer)